UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2006

CORGENTECH INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-50573 (Commission File No.)	77-0503399 (IRS Employer Identification No.)

650 Gateway Boulevard
South San Francisco, California 94080

(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (650) 624-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 30, 2006, Corgentech Inc. and Mikron Corporation executed an agreement for Corgentech to purchase an automated system for assembling the needle less delivery device for Corgentech 3268. Pursuant to the agreement, Corgentech will pay Mikron Corporation up to an aggregate of $3.4 million upon the achievement of certain milestones.  The agreement shall continue until the completion of the assembly system.  The agreement will be filed as an exhibit to Corgentech's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 2, 2006	Corgentech Inc. By: /s/ Patrick A. Broderick Patrick A. Broderick Vice President and General Counsel